UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2006
KAYDON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-12640 (Commission File Number)	13-3186040 (IRS Employer Identification No.)
315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (734) 747-7025
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Kaydon Corporation By-Laws (as amended through October 16, 2006)
Kaydon Corporation Supplemental Executive Retirement Plan, as amended and restated

Item 1.01. Entry into a Material Definitive Agreement.
     The Board of Directors (the “Board”) of Kaydon Corporation (“Kaydon”) adopted an amended and restated Kaydon Corporation Supplemental Executive Retirement Plan (“SERP”) as of October 16, 2006.
     The SERP has been amended to comply with new Section 409A of the Internal Revenue Code dealing with non-qualified executive deferred compensation and with the provisions of the Pension Protection Act dealing with limitations on the funding of rabbi trusts associated with such plans by companies with underfunded defined benefit plans. In addition, the SERP was amended to clarify certain plan provisions.
     Specifically, to comply with Section 409A, the SERP was amended to identify the applicable payment forms and to specify the time of payment in certain circumstances (for example, the later of age 65 and separation from service) and to provide for participants to elect the time and form of payment in other circumstances, such as early retirement. Correspondingly, because Section 409A prohibits the Compensation Committee from exercising discretion regarding the time or form of payment, the Compensation Committee’s authority to determine the payment date has been eliminated. To preserve the maximum flexibility allowed now, the rules providing for distributions from the SERP in cases where the SERP causes immediate taxation to the participant and in other limited circumstances have been expanded. Finally, language limiting the impact of change in control agreements on the SERP has been added.
     In order to comply with the Pension Protection Act, the SERP was amended effective in 2008 to limit new funding of the SERP’s rabbi trust for any executive officer during any period Kaydon or any member of its controlled group maintains an “at-risk” underfunded defined benefit plan.
     The SERP was also amended to clarify that the Compensation Committee of the Board has authority to administer the SERP, to coordinate the eligibility rules for benefits, to remove the requirement that a participant “cease active work” in order to vest in any previously-granted double credit at early retirement eligibility as surplusage that had the unintended effect of exposing participants to the loss of double credit if they agreed to continue in employment after becoming eligible for early retirement and reaching age 62, to delete the early disability retirement benefit as no longer necessary and to limit the Compensation Committee’s ability to interpret or modify the SERP during periods when a change in control is imminent in order to be consistent with the limitations on the Compensation Committee’s authority during and after a change in control.
     The foregoing is a summary and is qualified in its entirety by the SERP filed herewith as Exhibit 10.1, the text of which is incorporated by reference into this Item 1.01.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Board also adopted a resolution amending certain provisions of Kaydon’s By-laws as of October 16, 2006.

     Descriptions of the amended provisions and, if applicable, the previous provision are provided below. The descriptions are summaries and are qualified in their entirety by the By-laws filed herewith as Exhibit 3.1, the text of which is incorporated by reference into this Item 5.03.
     Technological Updates
     Multiple provisions were amended to reflect changes in technologies used to perform ministerial tasks and to permit electronic communication.
     Electronic Notices, Consents, Waivers and Resignations.
     Provisions were changed to allow notice to be given electronically in respect of regular meetings for which the time or place has been fixed or changed (Section 2.04) and for all special meetings (Section 2.05) of directors.
     Provisions were changed to allow stockholders, directors and committee members to consent to action without a meeting by electronic transmission (Sections 1.10(d), 2.08 and 3.04). Any stockholder consent delivered electronically must be reproduced in paper form and delivered in accordance with the General Corporation Law of Delaware (Section 1.10(d)). Any consent delivered electronically by a director (Section 2.08) or committee member (Section 3.04) must be stored in paper form if the minutes are maintained in paper form and in electronic form if the minutes are maintained in electronic form.
     Provisions were changed to allow stockholders and directors to waive notice by electronic transmission (Sections 1.03, 2.04 and 2.05) and to permit any director or committee member to resign by electronic transmission to Kaydon (Sections 2.11 and 3.07).
     Previously, Kaydon’s By-laws did not provide for electronic notices, consents, waivers and resignations and provided for obsolete methods of transmittal (e.g., telegram, telex and cable). The new provisions eliminate references to these technologies.
     Electronic Balloting. Provisions were added to provide that a vote of stockholders taken by electronic ballot may be satisfied by a ballot submitted by electronic transmission (Section 1.06).
     Previously, Kaydon’s By-laws did not provide for electronic balloting.
     Entitlement to Physical Certificate
     Section 5.01 was changed to eliminate the requirement that Kaydon issue a certificate upon the request of a stockholder of uncertificated shares and to eliminate the reference to certificates signed by the Controller. A stockholder is only entitled to a physical certificate if the shares held by such stockholder are represented by certificates.

     Previously, Kaydon’s By-laws provided every Kaydon stockholder with the right to have a certificate certifying the number of shares owned by such stockholder.
     Registered Office and Registered Agent
     Section 7.01 was changed to provide that Kaydon’s registered office in Delaware shall be at such place and address as the directors from time to time determine. The By-laws previously identified Kaydon’s registered agent by name and address.
     No change was made in Kaydon’s fiscal year.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

3.1	Kaydon Corporation By-laws (as amended through October 16, 2006)

10.1	Kaydon Corporation Supplemental Executive Retirement Plan, as amended and restated
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 16, 2006	KAYDON CORPORATION
	By:	/s/ John F. Brocci
John F. Brocci
Vice President Administration & Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Kaydon Corporation By-laws (as amended through October 16, 2006)

10.1	Kaydon Corporation Supplemental Executive Retirement Plan, as amended and restated